UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: August 7, 2008

Vibe Records, Inc. Nevada
(Exact name of registrant as specified in its charter)

Commission File Number: 0-51107

Nevada	71-0928242
(State of incorporation)	(IRS Employer ID Number)

824 Old Country Road, PO Box 8, Westbury NY 11590
(Address of principal executive offices) (Zip Code)

(516) 333-2400
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Section 4.01  - Changes in Registrant's Certifying Accountant

This filing replaces through updating the language and disclosures related to our initially filed Item 4.01 - Changes in Registrant’s Certifying Accountant as filed in Form 8-K on or about August 14, 2008.

On August 7, 2008, in connection with a previously reported change in control and a reverse acquisition transaction with Vibe Records, Inc. (a Delaware corporation), the Board of Directors of Vibe Records, Inc. Nevada (formerly Benacquista Galleries, Inc.) (Company), elected to continue the existing auditor relationship with S. W. Hatfield, CPA (SWHCPA) and approved the dismissal of Hansen, Barnett & Maxwell, P. C. (HBM) as our independent auditors.

HBM’s reports on our financial statements as of and for the fiscal years ended September 30, 2007 and 2006, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that its report for the fiscal years ended September 30, 2007 and 2006 contained a qualification as to our ability to continue as a going concern.

During our two most recent fiscal years ended September 30, 2007 and 2006 and during the subsequent interim period through the date of this current report, there were (1) no disagreements with HBM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of HBM would have caused HBM to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

Engagement of S. W. Hatfield, CPA

On August 7, 2008, as a result of the change in control of the Company, the Company’s Board of Directors and Senior Management authorized the engagement of the PCAOB registered public accounting firm of S. W. Hatfield, CPA of Dallas, Texas (SWHCPA) as the Company’s new independent auditors.  The Company did not consult with SWHCPA at any time prior to the August 2008 change in control or subsequent thereto, including the Company’s two most recent fiscal years ended September 30, 2007 and 2006, and the subsequent interim periods through the date of this Report, regarding any of the matters or events set forth in paragraphs (A) through (D) of Item 304(1)(v) of Regulation S-K.

Section 9.    Financial Statement and Exhibits.

(c) Exhibits.

The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit	Description

16.1	Letter from Hansen, Barnett & Maxwell, P.C., Certified Public Accountants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Vibe Records, Inc. Nevada

Date: July 24, 2009	By:	/s/ Timothy J. Olphie
Timothy J. Olphie
Chief Executive Officer,
Chief Financial Officer and Director